                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             THE LEAP GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                     [LETTERHEAD OF THE LEAP GROUP, INC.]

May 19, 1998

Dear Leap Stockholder:

You are cordially invited to attend the second Annual Meeting of Stockholders of The Leap Group, Inc., which will be held at the 410 Club and Conference Center, The Wrigley Building, 410 North Michigan Avenue, Chicago, Illinois, 60611 on June 9, 1998, at 9:00 A.M. I look forward to greeting as many of you as possible.

Details of the matters to be considered at the Annual Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement. Also enclosed you will find your proxy card, which allows you to vote on these matters, and the Company's Annual Report for Fiscal 1998.

Your vote is important. PLEASE COMPLETE AND MAIL IN YOUR PROXY CARD PROMPTLY, even if you plan to attend the Meeting. You can attend the Meeting and vote in person, even if you have sent in a proxy card.

The Board of Directors recommends that Stockholders vote for the Nominees for the Board of Directors and for Proposal 2.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the Company.

Sincerely,




Frederick Smith
Chairman and Chief Executive Officer

                     [LETTERHEAD OF THE LEAP GROUP, INC.]

May 19, 1998

Notice of Annual Meeting of Stockholders

Dear Leap Stockholders:

The Annual Meeting of the Stockholders of The Leap Group, Inc. will be held at the 410 Club and Conference Center, The Wrigley Building, 410 North Michigan Avenue, Chicago, Illinois, 60611 on June 9, 1998, at 9:00 a.m. for the purpose of voting on the following proposals:

  1.  To elect two Directors to the Board;

  2. To ratify the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending January 31, 1999; and

  3.  To transact such other business as may properly come before the Meeting.

Only Stockholders of record at the close of business on April 27, 1998 are entitled to notice of, and to vote at, this Meeting.

All Stockholders are cordially invited to attend the Annual Meeting in person. An admission ticket, which will be required for entry into the Annual Meeting, is attached to the proxy card accompanying this Proxy Statement.

Beneficial Stockholders who hold stock through a third party, such as a broker, may gain admission by bringing account statements or similar documentation evidencing ownership.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AT THE MEETING.

You may revoke your proxy at any time before it has been voted, and if you attend the Meeting you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

The Company's Annual Report to Stockholders for fiscal 1998 is enclosed with this Proxy Statement.

By Order of the Board of Directors.


/s/ Robert C. Bramlette

Robert C. Bramlette
Chief Legal and Strategic Officer and Corporate Secretary

                     [LETTERHEAD OF THE LEAP GROUP, INC.]


MAY 19, 1998         PROXY STATEMENT


These proxy materials are furnished in connection with the solicitation by the Board of Directors of The Leap Group, Inc. ("Leap" or the "Company"), a Delaware corporation, of proxies to be used at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting" or "Meeting") and at any adjournment thereof.

You are cordially invited to attend Leap's second Annual Meeting of Stockholders on June 9, 1998, beginning at 9:00 a.m. at the 410 Club and Conference Center, The Wrigley Building, 410 North Michigan Avenue, Chicago, Illinois, 60611. The 410 Club and Conference Center is accessible to handicapped persons.

The enclosed proxy is solicited by the Board of Directors of the Company. The items enumerated herein constitute the only business which the Board of Directors intends to present or is informed that others will present at the Meeting. The proxy does, however, confer discretionary authority upon Robert C. Bramlette, or his substitutes, to vote the shares of the Stockholders at the Annual Meeting with respect to any other business which may properly come before the Meeting.


ANNUAL MEETING ADMISSION

An admission ticket, which will be required for entry into the Annual Meeting, is attached to the proxy card accompanying this Proxy Statement. If you plan to attend the Annual Meeting in person, please retain the admission ticket.

Beneficial Stockholders who hold stock through a third party, such as a broker, may gain admission by bringing account statements or similar documentation evidencing ownership.


VOTING OF PROXIES

Your vote is important. Because many Stockholders cannot personally attend the Meeting, it is necessary that they be represented by proxy. Stockholders may vote, sign, date and mail their proxies in the postage-paid envelope provided. Please promptly return your proxy card.

Proxies may be revoked at any time before they are exercised by written notice to the Corporate Secretary, by timely notice of a properly executed later dated proxy or by voting in person at the Meeting.

Voting your proxy by mail will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker, bank or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.

All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote. The Board of Directors does not currently anticipate that any other matters will be raised at the Annual Meeting.

STOCKHOLDERS ENTITLED TO VOTE

Holders of record of the Company's Common Stock at the close of business on April 27, 1998, the record date, are entitled to notice of and to vote at the Annual Meeting. On April 27, 1998, there were 13,598,866 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter properly brought before the Meeting.

In accordance with Delaware law, a list of Stockholders entitled to vote at the Annual Meeting will be available during regular business hours at the offices of the Company which are located at 22 West Hubbard Street, Chicago, Illinois, 60610, beginning May 29, 1998, and ending on the date of the Annual Meeting.


REQUIRED VOTE

The presence, in person or by proxy, of the holders of a majority of the Common Stock issued and outstanding on the record date, April 27, 1998, is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

A plurality of the votes cast in person or by proxy is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker "non-votes" are not counted for the purpose of electing the Directors. The affirmative vote of the majority of votes cast in person or by proxy, affirmatively or negatively, is required to ratify the appointment of Arthur Andersen LLP. Abstentions and broker "non-votes" will have no effect on the voting of such proposal.


COST OF PROXY SOLICITATION

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited on behalf of the Company by officers, directors, or employees of the Company in person or by telephone, facsimile transmission, telegram or electronic transmission. In accordance with the regulations of the Securities and Exchange Commission, The NASDAQ Stock Market, Inc. and securities exchanges, the Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy material to the beneficial owners of Common Stock.


STOCKHOLDER COMMUNICATIONS

Stockholders' comments pertaining to any aspect of Company business are welcome. Stockholders may write to the Company in care of the Corporate Secretary, or visit our website at http://www.leapgroup.com. Stockholder comments assist Company management in understanding the needs of the Company's Stockholders.


STOCKHOLDER ACCOUNT MAINTENANCE

Leap has selected First Chicago Trust Company of New York as its Transfer Agent. All communications concerning your Stockholder account, including address changes, name changes, requirements to transfer shares, etc., can be handled by calling 1-800-446-2617 or (201) 222-4955 (TDD for hearing impaired) or by writing First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.

GOVERNANCE OF THE COMPANY

Pursuant to the Delaware General Corporation Law, as implemented by the Company's Certificate of Incorporation and By-Laws, the Company's business, property and affairs are managed under the direction of the Board of Directors. Members of the Board are kept informed of the Company's business through discussions with the Chairman and other Officers, by reviewing materials provided to them and by participating in Board and Committee meetings.

The Board held eight meetings in the fiscal year ended January 31, 1998. During fiscal 1998, each of the current directors attended at least seventy-five percent (75%) of the meetings of the Board of Directors. The Stock Committee held four meetings and the Audit Committee and the Compensation Committee each held one meeting during the fiscal year ended January 31, 1998. All of the Committee members attended all of the Committee meetings.

Proposal I - Election of Directors
--------------------------------------------------------------------------------

The Board of Directors is divided into three classes. The Board is composed of two Class I Directors (Messrs. Keane and Smith), two Class II Directors (Nominees: Messrs. Gier and Sharbaugh) and one Class III Director (Mr. Ruder). The terms of the Class I, Class II and Class III Directors expire on the date of the 2000, 1998 and 1999 Annual Meetings, respectively. At each Annual Meeting, successors to the class of Directors whose term expires at that Annual Meeting will be elected for a three-year term.

Two Class II Directors are to be elected at the Annual Meeting to hold office until the Annual Meeting of Stockholders to be held in the year 2001. All of the directors that are elected will hold office until their terms expire and their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the Stockholder indicates to the contrary on the proxy.

A short biography follows for each nominee for election as Director and for all other current Directors as of the date of this Proxy Statement.


NOMINEES FOR DIRECTOR
 ................................................................................

Thomas R. Sharbaugh - 54 - President

Mr. Sharbaugh joined the Company in April 1996, became a director at that time and was appointed President in May 1996. Prior to joining Leap, Mr. Sharbaugh was employed by Sears, Roebuck and Co. from March 1994 until February 1996 as Vice President, Strategic Marketing and Advertising. Prior to joining Sears, Mr. Sharbaugh held various senior-level executive marketing positions during his 16-year tenure at Anheuser-Busch. As Vice President of Brand Management and, prior to that, as Vice President of Budweiser Brands, he was responsible for managing brand marketing activities and new product marketing. Mr. Sharbaugh's responsibilities at Anheuser-Busch included the development and market launch of Bud Light; management of the "This Bud's For You" campaign for Budweiser; the "Gimme a Light", "Spuds McKenzie" and "Make it a Bud Light" campaigns for Bud Light; and the "Bud Bowl" promotional campaign.

George Gier - 38 - Executive Vice President, Chief Marketing and Information Officer

Mr. Gier co-founded Leap, has served as a director and officer of Leap since its inception and was appointed Executive Vice President, Chief Marketing and Information Officer in May 1996. From March 1990 until joining the Company, he was employed by DDB Needham Chicago, where he was a Vice President, Creative Director. Mr. Gier's previous experience includes Hal Riney & Partners in San Francisco, where his principal assignment was the introduction of Saturn automobiles. Prior to joining Hal Riney & Partners, Mr. Gier spent four years at Fallon McElligott in Minneapolis, where his client list included Lee Jeans, Porsche, Federal Express, Gilbey's Gin and Time/Life Books.


The Board of Directors recommends a vote for each of the nominees listed above.

OTHER DIRECTORS
 ................................................................................

Frederick Smith - 44 - Chairman and Chief Executive Officer

Mr. Smith, a co-founder of Leap, was elected Chairman of the Board of Directors and Chief Executive Officer of the Company by the Board of Directors in February 1998. In August 1997, Smith was appointed Acting Chief Executive Officer when R. Steven Lutterbach, former Chairman and Chief Executive Officer, was involved in an automobile accident. In addition, Mr. Smith serves as President of Quantum Leap Communications, Inc. From January 1991 until the formation of Leap in September 1993, Mr. Smith was employed by DDB Needham Chicago, where he was a Vice President, Executive Producer. While there, his principal accounts were Bud Light, Michelob, Discover Card Services, General Mills, and Audi. Mr. Smith's previous experience included one year at Young and Rubicam Chicago, and five years at Leo Burnett in Chicago where his client list included McDonald's, Kelloggs and United Airlines.


John G. Keane - 68 - Director

Mr. Keane has been a member of the Company's Board of Directors since September 1996. Mr. Keane is the Korth Professor of Strategic Management at The University of Notre Dame's College of Business Administration. He joined The University of Notre Dame in January 1989 as Dean of the Business School. Prior to such time, Mr. Keane held various management and consulting positions in the advertising industry and elsewhere. From 1972 to 1984, he was the founding President of Managing Change, Inc., a marketing consulting firm, and from 1961 to 1972 he was employed by Needham, Harper & Steers, Inc., Wade Advertising, Inc., North Advertising, Inc. and J. Walter Thompson Company, where his clients included Seven-Up, Kraft Foods, Oscar Mayer, Quaker Oats, S.C. Johnson, Campbell Taggert and Northwestern Mutual Life. Mr. Keane is a Director of Excel Industries, Inc., a publicly held manufacturer of automotive parts.


Charles J. Ruder - 60 - Director

Mr. Ruder joined the Company's Board of Directors in September 1997. Mr. Ruder served as the President and Chief Executive Officer of the Chicago United Way / Crusade of Mercy for the greater Chicagoland area from 1994 to 1996. Mr. Ruder worked at Sears, Roebuck and Co. from 1959 to 1993 in many management capacities, including Vice President of Public Affairs from 1985 to 1993. Prior to that time, he served as region manager for stores located in the Washington, D.C. area and prior to that for the Minnesota area.

COMMITTEES OF THE BOARD OF DIRECTORS
 ................................................................................

The Board of Directors has established the following three Committees:

Audit Committee The Audit Committee is composed of John G. Keane and Charles Ruder. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met once during the fiscal year ended January 31, 1998.

Compensation Committee The Compensation Committee is presently composed of John G. Keane, Charles Ruder and Frederick Smith. The Compensation Committee determines the compensation of the Company's Executive Officers and makes recommendations concerning the grant of options to purchase shares of the Company's stock under the Company's Employee Incentive Compensation Plan. The Compensation Committee met once during the fiscal year ended January 31, 1998. During such period, the members were Messrs. R. Steven Lutterbach, Guy Day and John G. Keane.

Stock Committee  The Stock Committee is composed of John G. Keane, Charles
Ruder and Frederick Smith. The Stock Committee is responsible for the administration of the Company's 1996 Stock Option Plan, Employee Incentive Compensation Plan and Employee Stock Purchase Plan. The Stock Committee met four times during the fiscal year ended January 31, 1998.

Other Committees The Board of Directors may establish such other committees as are deemed necessary and appropriate from time to time.


COMPENSATION OF DIRECTORS
 ................................................................................

The Company pays a fee of $2,000 per Board meeting attended, $1,000 per telephonic Board meeting attended and $500 per Committee meeting attended to its Directors who are not employees of the Company. The Company reimburses such Directors for travel and lodging expenses incurred in connection with their activities on behalf of the Company. In addition, non-employee Directors are eligible to participate in the Company's Non-Employee Directors' Stock Option Plan. During fiscal 1998, Mr. Ruder was granted options to purchase 5,000 shares of Common Stock pursuant to the Non-Employee Directors' Stock Option Plan. During fiscal 1998, Mr. Keane was granted options to purchase 5,000 shares of Common Stock pursuant to the Employee Incentive Compensation Plan.

Other Executive Officers

Set forth below are the Executive Officers of the Company and its subsidiaries who are not directors of the Company. The Board of Directors elects officers annually and all officers serve at the discretion of the Board. Yuri and Anna Radzievsky are husband and wife, and there are no other family relationships among any of the Directors and Officers.

Yuri Radzievsky - 53 - Chief Executive Officer and President, One World Communications, Inc.; and Chairman and Chief Executive Officer, YAR Communications, Inc.

Mr. Radzievsky is a co-founder of YAR Communications, Inc. ("YAR"), a New York City-based advertising agency started in 1990 that specializes in multicultural brand management and Internet media and marketing. YAR was acquired by Leap in April 1997 and subsequently joined forces with Kang & Lee Advertising under the banner of One World Communications, Inc. ("OWC"). Together, they form the largest U.S.-based advertising and marketing agency targeting multicultural consumers. They create advertising and other marketing communications in 80 languages used in more than 100 countries worldwide. Mr. Radzievsky served as a director of the Company from April 1997 to April 1998. Prior to founding YAR, Mr. Radzievsky co-founded Euramerica, a company involved in multilingual, multicultural communications. The company, which became one of the largest in its field, merged with The Ogilvy Group in 1981. Mr. Radzievsky emigrated to the United States from the U.S.S.R. in 1973, before which he was a major cultural figure as the host of one of the U.S.S.R.'s most popular TV shows and as a writer for Soviet TV, radio and stage.

Anna Radzievsky - 50 - Managing Partner, One World Communications, Inc.; Executive Vice President and Chief Operating Officer, YAR Communications, Inc.

Ms. Radzievsky is a co-founder of YAR Communications, Inc. ("YAR"), a New York City-based advertising agency started in 1990 that specializes in multicultural brand management and Internet media and marketing. YAR was acquired by Leap in April 1997 and subsequently joined forces with Kang & Lee Advertising under the banner of OWC. Together, they form the largest U.S.-based advertising and marketing agency targeting multicultural consumers. They create advertising and other marketing communications in 80 languages used in more than 100 countries worldwide. Prior to founding YAR, Ms. Radzievsky co-founded Euramerica, a company involved in multilingual, multicultural communications. The company, which became one of the largest in its field, merged with The Ogilvy Group in 1981. In 1973, Ms. Radzievsky emigrated to the United States from the U.S.S.R., where, after graduating from the University of Latvia with a Master's degree in chemical engineering, she put her talent for art and creative design to work in the Soviet communications industry.

Joseph A. Sciarrotta - 36 - Executive Vice President, Chief Creative Officer, The Leap Group, Inc.

Mr. Sciarrotta is a co-founder of Leap. From January 1991 to August 1993, he was employed by DDB Needham Chicago, where he was a Senior Vice President, Group Creative Director. While at DDB Needham, Mr. Sciarrotta was responsible for the Bud Light, Frito Lay, and Busch Garden Theme Parks accounts, among others. Prior to his move to DDB Needham, Mr. Sciarrotta spent six years at J. Walter Thompson Chicago where he was a Senior Vice President, Creative Director. His work, while at J. Walter Thompson, on 7-11, Lowenbrau, Oscar Mayer, Kraft Miracle Whip, Quaker Oats and Godfather's Pizza earned him various creative awards as well as Effie awards for effective advertising. In 1990, Mr. Sciarrotta was named to the Adweek Creative All-Star team as TV Art Director of the Year for the Midwest, and in 1994, he was named a National Creative All-Star by Adweek magazine.

Elliot Kang - 35 - Managing Partner, One World Communications, Inc.; President, Kang & Lee Operations

Mr. Kang, founder of Kang & Lee Advertising, Inc., is considered one of the leading authorities on and innovators in Asian-American marketing and advertising. Kang & Lee, which was established in 1985 and acquired by Leap in November 1997, is the largest integrated marketing communications agency with a specialization in targeting the diversity of the Asian-American market. In January 1995, Mr. Kang was profiled in Crain's New York Business as one of the "Top 40 Under 40" to watch in the New York business world. As a pioneer in the Asian-American market, Kang & Lee, now operating as One World Communications, Inc., provides solutions for large, multinational clients, including AT&T; Seagram Americas; Bank of America; Sears, Roebuck and Co. and Korean Air.

Robert C. Bramlette - 48 - Mr. Bramlette has served as Chief Legal and Strategic Officer and as Secretary of the Company since joining Leap in May 1996. Prior to joining Leap, Mr. Bramlette was Of Counsel to the law firm Krupa & Braun, which he joined in February 1996. Prior to joining Krupa & Braun, Mr. Bramlette was employed by Sears, Roebuck and Co. for sixteen years, most recently as its Assistant General Counsel, Real Estate, and prior to that time in a number of positions including Director of Corporate Communications. Currently, Mr. Bramlette is Of Counsel to the firm of Braun & Edwards, Chtd.

EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

Summary Compensation Table

The following table sets forth information with respect to the cash compensation paid for services rendered during each of the last three fiscal years to the officers who acted as its Chief Executive Officer in fiscal 1998 and the five other Executive Officers who received the highest compensation in fiscal 1998 (each, a "Named Executive Officer").


                                                                                  Long-Term
                                                   Annual Compensation     Compensation Awards
                                                   --------------------    ---------------------
                                   Year Ended                             Securities Underlying      All Other
Name                               January 31,     Salary      Bonus ($)          Options (#)      Compensation ($)
===================================================================================================================
Frederick Smith/1/                      1998       $236,177/2/   --                 --                   --
  Chairman of the Board and             1997        200,000      --                 --                   --
  Chief Executive Officer               1996        201,000      --                 --                   --
-------------------------------------------------------------------------------------------------------------------
R. Steven Lutterbach/3/                 1998        280,923      --                 --                   --
  Former Chief Executive Officer        1997        300,000      --                 --                   --
                                        1996        201,000      --                 --                   --
-------------------------------------------------------------------------------------------------------------------
Thomas R. Sharbaugh                     1998        280,923      --                 --                   --
  President                             1997        248,077/4/   --                 --                   --
                                        1996           --        --                 --                   --
-------------------------------------------------------------------------------------------------------------------
Yuri Radzievsky                         1998        242,235/5/   --                 --                   --
  Chief Executive Officer and           1997           --        --                 --                   --
  President, One World                  1996           --        --                 --                   --
  Communications, Inc.
-------------------------------------------------------------------------------------------------------------------
Anna Radzievsky                         1998        242,235/5/   --                 --                   --
  Managing Partner,                     1997           --        --                 --                   --
  One World Communications, Inc.        1996           --        --                 --                   --
-------------------------------------------------------------------------------------------------------------------
George Gier                             1998        200,000      --                 --                   --
  Executive Vice President and Chief    1997        200,000      --                 --                   --
  Marketing and Information Officer     1996        201,000      --                 --                   --
-------------------------------------------------------------------------------------------------------------------
Joseph A. Sciarrotta                    1998        200,000      --                 --                   --
  Executive Vice President and          1997        200,000      --                 --                   --
  Chief Creative Officer                1996        221,226      --                 --                   --
===================================================================================================================

(1) Mr. Smith became Chairman of the Board and Chief Executive Officer in February 1998. During fiscal 1998, Mr. Smith served as the Chief Operating Officer and from August 1997 on as acting Chief Executive Officer.

(2) Mr. Lutterbach authorized additional payments to Mr. Smith totalling $36,177 for additional responsibilities including those of acting Chief Executive Officer. See Employment Agreements on page 11. Mr. Smith's annual salary is $200,000 under the terms of his employment agreement.

(3) Mr. Lutterbach served as Chairman of the Board and Chief Executive Officer until February 1998 and as a Director until April 1998.

(4) Mr. Sharbaugh started working for and receiving compensation from a subsidiary of the Company in April 1996. This amount represents the salary paid to him by the Company since his employment began.

(5) Mr. Radzievsky and Ms. Radzievsky started working for and receiving compensation from a subsidiary of the Company in April 1997. This amount represents the salary paid to each of them by a subsidiary of the Company since their employment began.

Stock Option Grants in Last Fiscal Year

The following table sets forth certain information on option grants in fiscal 1998 to the Named Executive Officers. No stock appreciation rights were granted to the Named Executive Officers during fiscal 1998.

                                                    INDIVIDUAL GRANTS
-------------------------------------------------------------------------------------------------------------------------
                            Number of           Percent of total
                            securities          options granted      Exercise                                  Grant Date
                        underlying options        to employees         price        Grant       Expiration      present
                           granted (#)           in fiscal year      ($/share)      Date           Date        value ($)/1/
=========================================================================================================================
Yuri Radzievsky/2/           300,000                 17.5%            $4.263       4/15/97       4/15/07         $720,000
 .........................................................................................................................
Anna Radzievsky/2/           300,000                 17.5%            $4.263       4/15/97       4/15/07         $720,000
 .........................................................................................................................

                                Number of securities underlying                   Value of unexercised in-the-money
                           unexercised options at fiscal year-end (#)               options at fiscal year-end ($)
-------------------------------------------------------------------------------------------------------------------------
                               Exercisable          Unexercisable                 Exercisable         Unexercisable
=========================================================================================================================
Thomas R. Sharbaugh             1,500,000              300,000                        --                   --
 .........................................................................................................................
Yuri Radzievsky/2/                                     300,000                        --                   --
 .........................................................................................................................
Anna Radzievsky/2/                                     300,000                        --                   --
 .........................................................................................................................

(1) The Grant Date present value in the far right column of the above table was calculated using the Black-Scholes option pricing model applied as of the Grant Date, as specified in the table. The values generated by this model depend upon certain assumptions, as follows: an estimated option life of 5 years; an assumed annual volatility of underlying stock of 57 percent; and a risk-free rate of return for the option period of 6.76 percent. The Company made no assumptions regarding restrictions on vesting or the likelihood of vesting.

(2) Upon executing the employment agreement with Leap, each of Mr. Radzievsky and Ms. Radzievsky was granted options to purchase 300,000 shares of Common Stock at an exercise price of $4.263 per share. Of such options, 100,000 vested on the date of grant, and 66,000 vested on April 15, 1998; and 66,000 will vest on April 15, 1999; and 68,000 will vest on April 15, 2000. Each of Mr. Radzievsky and Ms. Radzievsky has agreed not to exercise any options until the first anniversary of the date of the grant, April 15, 1998, thus all of their options were classified as unexercisable in the above table.

There is no generally recognized method for valuing stock options. The requirement that values be included in the table above also provides for other alternative valuation methods, which, if used, would have resulted in different values. Because the actual value, if any, of the options will depend on future unpredictable and volatile factors, the future values realized by the holder may vary significantly from the values estimated by the Black-Scholes model or other methods. Any future values realized will ultimately depend upon the excess of the Common Stock price over the exercise price on the date the option is exercised.

No options were exercised in fiscal 1998 by any Named Executive Officer.

Employment Agreements

The Company has entered into an employment agreement with each of Messrs. Smith, Lutterbach, Gier, Radzievsky, Sciarrotta, Sharbaugh and Ms. Radzievsky. Mr. Lutterbach's employment with the Company terminated in April 1998. The agreements between the Company and Messrs. Gier, Sciarrotta and Smith provide for an annual base salary of $200,000, expire on March 11, 1999, and are terminable by the Company only in the event of death or disability or for "Cause" (as defined within the agreements). Several of these executives have agreed to voluntarily reduce his annual salary for fiscal 1999 to $52,000.

The employment agreement between Leap and Mr. Sharbaugh provides for an annual base salary of $300,000. In addition, pursuant to such agreement, Mr. Sharbaugh received options to purchase 1,800,000 shares of Common Stock pursuant to the 1996 Stock Option Plan. The options granted to Mr. Sharbaugh have an exercise price of $7.25 per share and a 10-year term. Of such options, 1,400,000 vested and became exercisable on March 12, 1996, upon execution of the employment agreement; 100,000 vested and became exercisable on March 12, 1997 and 1998; and 100,000 shares will vest and become exercisable on March 12 of 1999 and 2000. Mr. Sharbaugh's employment agreement expires on March 30, 1999, and is terminable by the Company only in the event of death or disability or for "Cause" (as defined within the agreement).

On April 15, 1998, Leap entered into three-year employment agreements with Mr. Radzievsky and Ms. Radzievsky pursuant to which they will serve as Chairman, President and Chief Executive Officer, and as Executive Vice President and Chief Operating Officer, respectively, of YAR. Each of the employment agreements provided for an annual base salary of $300,000; provided, however, that if either Mr. Radzievsky or Ms. Radzievsky is unable to perform his or her duties as an employee of Leap, the spouse will receive an additional $150,000 per year as compensation for additional duties. The employment agreements are terminable by the Company for "Cause" (as defined in the agreements).

Effective as of November 1, 1998, Leap entered into a three-year employment agreement with Mr. Kang pursuant to which he will serve as Managing Director and President of the Kang & Lee Operation of OWC. The employment agreement provided for an annual base salary of $250,000. The employment agreement is terminable by the Company for "Cause" (as defined in the agreements).

Each of the employment agreements contains provisions that restrict the employee from misappropriating confidential information during the term of employment and thereafter and from soliciting Leap's clients, prospects or employees for two years following termination of employment.


Compensation Committee Report on Executive Compensation

The Compensation Committee met once during fiscal 1998. At the June 1997 meeting, the Committee reviewed the employment contracts of Named Executive Officers and other senior executives of the Company. The salaries paid to the Named Executive Officers (other than Mr. Smith, as described below) were determined by their respective employment agreements. Mr. Smith received compensation of $36,177 in addition to the amount provided for in his agreement. See the "Summary Compensation Table" on page 9. The employment agreements of Messrs. Smith, Lutterbach, Gier, Sciarrotta and Sharbaugh were negotiated prior to the Company's initial public offering in fiscal 1997. The employment agreements of Mr. Radzievsky and Ms. Radzievsky were negotiated in connection with Leap's acquisition of YAR in April 1997. In November 1997, the Board of Directors reviewed and approved the employment agreement and the non-competition agreement with Mr. Kang.

The Committee's goal is to provide a compensation package that will enable the Company to attract and retain talented executives, reward outstanding performance and link the interests of the Company's Executives to the interests of the Company's Stockholders.

The Board of Directors currently intends for all compensation paid to the Named Executive Officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").
Section 162(m) provides that compensation paid to the Named Executive Officers in excess of $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, such compensation is performance based, is established by an independent committee of directors, is objective and the plan or agreement providing for such performance-based compensation has been approved in advance by Stockholders. In the future, however, if, in the judgment of the Board, the benefits to the Company of a compensation program that does not satisfy the arbitrary and inflexible conditions of Section 162(m) outweigh the costs to the Company of the failure to satisfy these conditions, the Board may adopt such a program.

Report submitted by the Compensation Committee of the Board of Directors:

John G. Keane       Charles Ruder       Frederick Smith

Compensation Committee Interlocks and Insider Participation

Messrs. Keane, Ruder, and Smith are members of the Compensation Committee. Committee members have no "interlocking" relationships as defined by the Securities and Exchange Commission.

CERTAIN TRANSACTIONS

On February 2, 1998, the Company received proceeds of a loan from Alliance Banking Company ("Alliance") of New Buffalo, Michigan, in the amount of $665,000 that is secured by a mortgage on the property located at 22 West Hubbard, Chicago, IL. 60610. The loan is due on January 27, 2001. The full amount of such indebtedness was personally guaranteed by Mr. Smith. The loan was approved by all of the directors; however, Mr. Lutterbach did not vote because he is a significant stockholder in Alliance.

On April 15, 1997, a subsidiary of Leap (the "YAR Subsidiary") acquired the assets and assumed certain liabilities of YAR Communications, Inc. ("YAR") for consideration of $20,000,000 in cash and assumption of certain liabilities. Yuri Radzievsky and Anna Radzievsky, his spouse, are the principal stockholders of YAR. Mr. Radzievsky served as Director from April 1997 to April 1998. On April 15, 1997, Leap entered into three-year employment agreements with Mr. Radzievsky and Ms. Radzievsky pursuant to which they will serve as Chairman and Chief Executive Officer, and as Executive Vice President and Chief Operating Officer, respectively, of YAR Subsidiary. Each of the employment agreements provided for an annual base salary of $300,000; provided, however, that if either Yuri Radzievsky or Anna Radzievsky is unable to perform his or her duties as an employee of Leap, the spouse will receive an additional $150,000 per year as compensation for additional duties.

Upon executing the employment agreement with Leap, each of Mr. Radzievsky and Ms. Radzievsky was granted options to purchase 300,000 shares of Common Stock at an exercise price of $4.263 per share. Of such options, 100,000 vested on the date of grant, and 66,000 vested on April 15, 1998; and 66,000 will vest on April 15, 1999; and 68,000 will vest on April 15, 2000. Each of Mr. Radzievsky and Ms. Radzievsky has agreed not to exercise any options until the first anniversary of the date of the grant, April 15, 1998.

Effective November 1, 1997, OWC purchased certain property and equipment and the ongoing business of Kang & Lee Advertising, Inc. and K&L West Advertising, Inc. ( collectively "K&L") for consideration of $1,300,000 in cash, assumption of certain liabilities, and three additional payments which shall be equal to forty percent (40%) of the Annual Net Income of the K&L Operation for the three fiscal years ending October 31, 1998; 1999; and 2000; respectively. On November 1, 1997, Leap entered into a three-year employment agreement with Mr. Kang pursuant to which he will serve as Managing Director and President of the Kang & Lee Operation of OWC. The employment agreement provided for an annual base salary of $250,000. The employment agreement is terminable by the Company for "Cause" (as defined in the agreement).

Upon executing the employment agreement with Leap, Mr. Kang was granted options to purchase 500,000 shares of Common Stock at an exercise price of $1.919 per share. Of such options, 167,000 vested on the date of grant, 167,000 will vest on November 10, 1998 and 166,000 will vest on November 10, 1999.

The Company has adopted a policy that all transactions with affiliated entities or persons will be on terms no less favorable than could be obtained from unrelated parties and all future transactions between the Company and its officers, directors, principal Stockholders and affiliates will be approved by a majority of the Company's independent directors.

TOTAL RETURN PERFORMANCE GRAPH

The total return graph is presented for the approximate 16-month period since the Company's initial public offering. The total stockholder return assumes that $100 is invested at the beginning of the period in the Common Stock of the Company, the NASDAQ U.S. Stock Market Index, and the Company's Peer Group. The Company's Peer Group is comprised of The Interpublic Group of Companies, Inc.; Omnicom Group, Inc.; CKS Group, Inc; Think New Ideas, Inc.; and USWeb Corporation (the "New Peer Group" in the graph below). The Company has selected this Peer Group as it includes companies that offer a blend of traditional advertising and new media marketing and communication services which are similar to the range of services that Leap provides. The companies within the Peer Group are of different sizes and two of the companies also provide dividend income. Total shareholder return is weighted according to market capitalization so that companies with a larger market capitalization have a greater impact on the Peer Group Index results. Historical stock price performance during this period may not be indicative of future stock performance.

WPP Group, True North Communications, Inc., and Cordiant plc, which were included in Leap's Peer Group for the Proxy Statement following fiscal 1997, have been removed from the Peer Group because they are redundant with the remaining advertising agency holding companies that are in the Peer Group, namely The Interpublic Group of Companies, Inc. and Omnicom Group, Inc. Eagle River Interactive, Inc., now known as Mastering Computers, Inc., was removed because it is no longer in the Internet agency sector. The following two companies were added to the Peer Group because they more closely reflect the Company's business: Think New Ideas, Inc. (Internet agency developer) and USWeb Corporation (Internet developer).

                COMPARISON OF 16-MONTH CUMULATIVE TOTAL RETURN*

Among The Leap Group, Inc., The NASDAQ Stock Market (U.S.) Index, the New Peer
                         Group, and the Old Peer Group


                                             The NASDAQ Stock Market,        U.S. Index             U.S. Index
 Date               The Leap Group, Inc.            U.S. Index             Old Peer Group         New Peer Group
---------------------------------------------------------------------------------------------------------------------
 9/27/96                    $100                       $100                     $100                   $100
 .....................................................................................................................
 9/30/96                    $101                       $100                     $100                   $100
 .....................................................................................................................
 10/31/96                   $ 68                       $ 99                     $102                   $103
 .....................................................................................................................
 11/30/96                   $ 61                       $105                     $103                   $106
 .....................................................................................................................
 12/31/96                   $ 69                       $105                     $103                   $100
 .....................................................................................................................
 1/31/97                    $ 70                       $112                     $105                   $105
 .....................................................................................................................
 2/28/97                    $ 78                       $106                     $113                   $108
 .....................................................................................................................
 3/31/97                    $ 43                       $ 99                     $110                   $109
 .....................................................................................................................
 4/30/97                    $ 48                       $102                     $113                   $116
 .....................................................................................................................
 5/31/97                    $ 31                       $114                     $114                   $126
 .....................................................................................................................
 6/30/97                    $ 28                       $117                     $120                   $132
 .....................................................................................................................
 7/31/97                    $ 28                       $129                     $126                   $147
 .....................................................................................................................
 8/31/97                    $ 20                       $129                     $134                   $151
 .....................................................................................................................
 9/30/97                    $ 26                       $137                     $138                   $161
 .....................................................................................................................
 10/31/97                   $ 19                       $130                     $136                   $153
 .....................................................................................................................
 11/30/97                   $ 18                       $130                     $134                   $153
 .....................................................................................................................
 12/31/97                   $ 14                       $128                     $143                   $167
 .....................................................................................................................
 1/31/98                    $ 13                       $133                     $138                   $163
 .....................................................................................................................

* $100 invested on 9/27/96 in stock or index--including reinvestment of dividends. Fiscal year ending January 31.


New Peer Group                                               Old Peer Group
 .....................................................................................................................
The Interpublic Group of Companies, Inc.                     The Interpublic Group of Companies, Inc.
 .....................................................................................................................
Omnicom Group, Inc.                                          Omnicom Group, Inc.
 .....................................................................................................................
CKS Group, Inc.                                              CKS Group, Inc.
 .....................................................................................................................
Think New Ideas, Inc.                                        WPP Group
 .....................................................................................................................
USWeb Corporation                                            True North Communications, Inc.
 .....................................................................................................................
                                                             Cordiant plc
 .....................................................................................................................

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of April 27, 1998, for: (a) each incumbent Director and each of the nominees for Director; (b) each of the Named Executive Officers not listed as a Director; (c) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; and (d) Directors and Executive Officers as a group. Except as otherwise noted, the named individuals or family members have the sole voting and investment power with respect to such securities.

                                                                              Amount of Shares       Percent of Total
Name of Individual                                                       Beneficially Owned/1/      Stock Outstanding
---------------------------------------------------------------------------------------------------------------------
Frederick Smith/2/, /3/                                                              2,340,000                  17.2%
 .....................................................................................................................
R. Steven Lutterbach/2/, /4/                                                         2,357,900                  17.3%
 .....................................................................................................................
George Gier/2/, /5/                                                                  1,950,000                  14.3%
 .....................................................................................................................
Thomas R. Sharbaugh/2/, /6/                                                          1,600,000                  10.5%
 .....................................................................................................................
Joseph A. Sciarrotta/2/, /7/                                                         1,966,000                  14.5%
 .....................................................................................................................
Yuri Radzievsky/6/, /8/                                                                166,000                   1.2%
 .....................................................................................................................
Anna Radzievsky/6/, /8/                                                                166,000                   1.2%
 .....................................................................................................................
John G. Keane/9/                                                                        43,500                     *%
 .....................................................................................................................
Charles Ruder/10/                                                                        6,500                     *%
 .....................................................................................................................
All Directors and Executive Officers as a group (10 individuals)/11/                 8,460,000                  53.7%
=====================================================================================================================

* Less than one percent.

(1) Unless otherwise noted below, the persons in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

(2) The address of the stockholder is: c/o The Leap Group, Inc., 22 W. Hubbard Street, Chicago, IL 60610.

(3) The shares shown include 174,000 shares held by trusts for Mr. Smith's children, for which Mr. Smith, as co-trustee, shares voting and investment power.

(4) The shares shown exclude 168,450 shares held by trusts for Mr. Lutterbach's children, as to which Mr. Lutterbach disclaims beneficial ownership.

(5) The shares shown include 100,000 shares held by trusts for Mr. Gier's children, for which Mr. Gier, as co-trustee, shares voting and investment power.

(6) The shares shown are issuable to Mr. Sharbaugh, Mr. Radzievsky and Ms. Radzievsky, respectively, pursuant to currently exercisable options.

(7) The shares shown include 52,000 shares held by a trust for Mr. Sciarrotta's family, for which Mr. Sciarrotta, as co-trustee, shares voting and investment power.

(8) Yuri Radzievsky and Anna Radzievsky are husband and wife. The shares shown for Mr. Radzievsky exclude shares beneficially owned by Ms. Radzievsky, which may be deemed to be beneficially owned by him; and the shares shown for Ms. Radzievsky exclude shares beneficially owned by Mr. Radzievsky, which may be deemed to be beneficially owned by her.

(9) The shares shown include 17,000 shares of Common Stock and 25,000 shares issuable pursuant to currently exercisable options.

(10) The shares shown include 1,500 shares of Common Stock and 5,000 shares issuable pursuant to currently exercisable options.

(11) The shares shown include 2,180,334 shares issuable pursuant to currently exercisable options within 60 days of the date of this Proxy.

On January 13, 1998, Frederick Smith purchased 25,000 shares of Common Stock as follows:

         Shares              Price Per Share               Aggregate Price
--------------------------------------------------------------------------------
         8,500                   $ 1.3125                     $11,156.25
 ................................................................................
         9,500                   $   1.25                     $11,875.00
 ................................................................................
         1,000                   $1.21875                     $ 1,218.75
 ................................................................................
         6,000                   $  1.125                     $ 6,750.00
--------------------------------------------------------------------------------
Total   25,000                                                $31,000.00

On April 15, 1998, Mr. Smith sold in excess of 25,000 shares of Common Stock at a price of $3.00 per share. Mr. Smith has delivered to the Company $44,000, which represents the profit made with respect to 25,000 shares in accordance with Section 16(b) of the Securities Exchange Act of 1934.


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's Executive Officers and Directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms furnished to the Company and written representations from the Company's Executive Officers and Directors, the Company believes that all forms were filed in a timely manner during the 1998 fiscal year.


Proposal 2 . Appointment of Independent Auditors
--------------------------------------------------------------------------------

Arthur Andersen LLP has been appointed by the Company's Board of Directors to serve as the independent auditors for the Company and its subsidiaries for the fiscal year ending January 31, 1999. The appointment is being submitted to the Stockholders for ratification. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to respond to Stockholders' questions and to have the opportunity to make any statements they consider appropriate.

On April 28, 1998, the Audit Committee met, reviewed and approved the scope of all of Arthur Andersen LLP's professional services rendered to the Company. Arthur Andersen LLP has acted as auditors for the Company since April 1996.

The Board of Directors recommends a vote for the appointment of Arthur Andersen LLP as the independent auditors for fiscal year ending January 31, 1999. In view of the difficulty and expense involved in changing independent accountants on short notice, if the appointment is not approved, it is contemplated that the appointment for fiscal 1999 will be permitted to stand unless the Board finds other compelling reasons for making a change. Disapproval of the resolution will be considered as advice to the Board to select other independent accountants for the following year.


Proposal 3 . Other Matters
--------------------------------------------------------------------------------

The Board of Directors does not intend to bring any other business before the Meeting, and so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. However, as to any other business which may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the person voting such proxies.


Stockholder Proposals for the 1999 Annual Meeting

Stockholders may submit proposals for Stockholder action at the Company's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. It is expected that the 1999 Annual Meeting of the Company will be held in June 1999. Stockholders who intend to present proposals at the 1999 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 1999 Annual Meeting, must ensure that such proposals are received by the Corporate Secretary of the Company at 22 West Hubbard Street, Chicago, Illinois 60610, not less than 60 nor more than 90 days prior to May 19, 1999. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Company's 1999 Proxy Statement.

The Company will furnish without charge to each person whose proxy is solicited, and to each person representing that as of the Record date for the Meeting he or she was a beneficial of owner of shares entitled to be voted at the Meeting, on written request, a copy of the Company's 1998 Annual Report and Form 10-K, including the financial statements and schedules thereto. Such written request should be directed to The Leap Group, Inc., Attention: Investor Relations, 22 West Hubbard Street, Chicago, Illinois 60610.

                             The Leap Group, Inc.

              Proxy solicited on behalf of the Board of Directors

The signatory hereby appoints Robert C. Bramlette, or his substitutes with full power of substitution, as attorney and proxy to vote all shares of common stock which the signatory is entitled to vote, with all powers which the signatory would possess if personally present, at the Annual Meeting of Stockholders of The Leap Group, Inc. (and any adjournment thereof) to be held at the 410 Club and Conference Center, The Wrigley Building, 410 N. Michigan Avenue, Chicago, Illinois, 60611, on June 9, 1998 at 9:00 a.m., upon the matters referred to on the reverse side and, in his discretion, upon such other matters as may properly come before the Meeting.

This Proxy when properly executed will be voted as directed. If no direction is specified this Proxy will be voted FOR election of the Nominees to the Board of Directors and FOR ratification of Arthur Andersen LLP as independent auditors. PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



-------------------------------------------------------------------------------
                           . FOLD AND DETACH HERE .

Admission Ticket

The Leap Group, Inc.


Annual Meeting of Stockholders

Tuesday, June 9, 1998
9:00 a.m. Chicago Time

The 410 Club and Conference Center
The Wrigley Building,
410 N. Michigan Avenue, 1st Floor
Chicago, Illinois

                  PLEASE PRESENT THIS ORIGINAL FOR ADMISSION.
                       PHOTOCOPIES WILL NOT BE ACCEPTED.
                      YOU MAY BE ASKED FOR IDENTIFICATION
                           AT THE TIME OF ADMISSION.

[x] Please mark your votes as in this example.                             8598

This proxy when properly executed will be voted as directed. If no direction is specified this Proxy will be voted as recommended by the Board of Directors.

The Board of Directors recommends a vote FOR the Nominees listed below and FOR Proposal 2.

                                    WITH-
                             FOR    HELD    Class II Nominees:                                             FOR    AGAINST  ABSTAIN
1. Election of Directors    [  ]   [   ]      George Gier          2. Ratification of the Appointment    [    ]   [    ]   [    ]
                                              Thomas Sharbaugh        of Arthur Andersen LLP as
For, except vote withheld from the following nominee(s):               independent auditors

------------------------------------------------------

                                                                  In their discretion, the persons named in the enclosed form of Proxy and acting thereunder are authorized to vote on such other matters as may properly come before the meeting, including, among other things, consideration of motion to adjourn the
                                                                  Annual Meeting to another time or place. The persons named in the enclosed form of Proxy and acting thereunder will have discretion to vote for those matters in accordance with their best judgment to the same extent as the person signing the
                                                                  Proxy would be entitled to vote. The Company does not currently anticipate that any other matters will be raised at the
                                                                  Annual Meeting.

                                                                  I WILL BE ATTENDING THE ANNUAL MEETING      YES      NO
                                                                  TO BE HELD ON JUNE 9, 1998                [    ]   [    ]

SIGNATURE(S)                                                      DATE
            -----------------------------------------------------      --------
            Please sign exactly as your name appears. Joint owners should each sign. When applicable, indicate your official position or representation capacity.

The signature hereby acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

-------------------------------------------------------------------------------
IMPORTANT: THIS IS YOUR PROXY CARD: CAREFULLY FOLD AND TEAR ALONG PERFORATION.

                    PLEASE SIGN AND RETURN THIS PROXY CARD
                       PROMPTLY IN THE ENCLOSED ENVELOPE

To Our Stockholders:

Whether or not you are able to attend the Annual Meeting of Stockholders, it is important that your shares be represented. Accordingly, please complete and sign the Proxy Voting Card printed above, tear at the perforation, and mail the card in the enclosed postage-paid envelope addressed to The Leap Group, Inc., c/o First Chicago Trust Company of New York.